SUPPLEMENT TO THE
SPARTAN(registered trademark) SHORT-INTERMEDIATE GOVERNMENT FUND AND SPARTAN(registered trademark) GOVERNMENT INCOME FUND JUNE 24, 1996 PROSPECTUS
   The following information replaces similar information found in the "Fund in Detail" section beginning on page 12.
Curtis Hollingsworth is Vice president and manager of Spartan Short-Intermediate Government and Spartan Government Income, which he has managed since December 1992 and February 1997, respectively. He also manages several other Fidelity funds. Since joining Fidelity in 1983, Mr. Hollingsworth has worked as a fixed-income trader and portfolio manager.
The following information supplements that found in the "Securities and Investment Practices" section beginning on page 14.
CASH MANAGEMENT. A fund may invest in money market securities, in repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.
The following information replaces similar information found in "Transaction Details" on page 29:
FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets in Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating Fidelity accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.